Cash, cash equivalents and restricted cash	12 Months Ended
Dec. 31, 2022
Cash, cash equivalents and restricted cash [Abstract]
Cash, cash equivalents and restricted cash
4	Cash, cash equivalents and restricted cash

Cash and cash equivalents represent cash on hand and bank deposits. To limit exposure to credit risk relating to bank deposits, the Group primarily places bank deposits with large financial institutions in the PRC with acceptable credit rating. As of December 31, 2021 and 2022, the Group had three PRC individual financial institutions with cash balances in 2021 and one in 2022 respectively, and these institutions held cash balances in excess of 10% of the Group’s total cash balances. These bank deposits collectively accounted for 76.5% and 56.4% of the Group’s total cash balances as of December 31, 2021 and 2022, respectively.

The nominal holders of certain bank accounts of the Group are employees of the Group. The Group has entered into agreements with these employees which stipulate that the funds held in these bank accounts are owned and managed by the Group. Cash balances of such accounts collectively accounted for 1.34% and 0.31% of the Group’s total cash balances as of December 31, 2021 and 2022, respectively.

Restricted cash represents cash and cash equivalents from structured funds, which are established by the institutional trust companies through segregated bank accounts, including structured funds that are partially funded by the Group’s own capital. Restricted cash amounted to RMB1,515,820,737 and RMB1,157,244,687 as of December 31, 2021 and 2022 respectively, which can only be used to grant loans and is not available to fund the general liquidity needs of the Group.